Investor Presentation August 2016

2 Forward-Looking Statements / Disclaimers The information contained in this presentation has been prepared to assist you in making your own evaluation of the company and does not purport to contain all of the information you may consider important. Any estimates or projections with respect to future performance have been provided to assist you in your evaluation but should not be relied upon as an accurate representation of future results. Certain statements, estimates and ﬁnancial information contained in this presentation constitute forward-‐looking statements. Such forward-looking statements involve known and unknown risks and uncertainties that could cause actual events or results to diﬀer materially from the results implied or expressed in such forward-‐looking statements. While presented with numerical speciﬁcity, certain forward-looking statements are based (1) upon assumptions that are inherently subject to signiﬁcant business, economic, regulatory, environmental, seasonal and competitive uncertainties, contingencies and risks including, without limitation, our ability to maintain adequate liquidity, to realize the potential benefit of our net operating loss tax carryforwards, to obtain sufficient debt and equity ﬁnancings, our capital costs, well production performance, and operating costs, anticipated commodity pricing, diﬀerentials or crack spreads, anticipated or projected pricing information related to oil, NGLs, and natural gas, realize the potential benefits of our supply and offtake agreements, assumptions inherent in a sum-of- the-parts valuation of our business, our ability to realize the benefit of our investment in Laramie Energy, LLC, assumptions related to our investment in Laramie Energy, LLC, including completion activity and projected capital contributions, Laramie Energy, LLC’s financial and operational performance and plans for 2016, the potential uplift of an MLP, our ability to meet environmental and regulatory requirements without additional capital expenditures, anticipated refined product demand and Hawaii petroleum use, projected Hawaiian air travel, our acquisition integration strategy, including the acquisition of Wyoming Refining Company and assumptions upon which it was based, anticipated mid-cycle Adjusted EBITDA projections and estimated cost synergies from the acquisition, our ability to complete the refinery turnaround and increase throughput and profitability, our ability to evaluate and pursue strategic and growth opportunities, our estimates of 2016 on-island sales volumes, our estimates related to 2016 Adjusted EBITDA and certain other financial measures, and other known and unknown risks (all of which are difficult to predict and many of which are beyond the company's control), some of which are further discussed in the company’s periodic and other filings with the SEC and (2) upon assumptions with respect to future business decisions that are subject to change. There can be no assurance that the results implied or expressed in such forward-looking statements or the underlying assumptions will be realized and that actual results of operations or future events will not be materially diﬀerent from the results implied or expressed in such forward-looking statements. Under no circumstances should the inclusion of the forward-looking statements be regarded as a representation, undertaking, warranty or prediction by the company or any other person with respect to the accuracy thereof or the accuracy of the underlying assumptions, or that the company will achieve or is likely to achieve any particular results. The forward-looking statements are made as of the date hereof and the company disclaims any intent or obligation to update publicly or to revise any of the forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by applicable law. Recipients are cautioned that forward-looking statements are not guarantees of future performance and, accordingly, recipients are expressly cautioned not to put undue reliance on forward-looking statements due to the inherent uncertainty therein. This presentation contains non-GAAP financial measures, such as Adjusted EBITDA, Adjusted Net Income (loss), Laramie Energy Adjusted EBITDAX, and PV10/PV20. Please see the Appendix for the definitions and reconciliations to GAAP of the non-GAAP financial measures that are based on reconcilable historical information. Cautionary Note Regarding Hydrocarbon Quantities The Securities and Exchange Commission (“SEC”) permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable, and possible reserve estimates. We have provided Laramie Energy, LLC (“Laramie”) internally generated estimates for proved and probable reserve estimates (collectively, “2P”) in this presentation in accordance with SEC guidelines and definitions. The reserve estimates as of June 30, 2016 included in this presentation have been prepared by Laramie’s internal reserve engineers and have not been reviewed or audited by Laramie’s independent reserve engineers. Actual quantities that may be ultimately recovered from Laramie’s interests may differ substantially from the estimates in this presentation. Factors affecting ultimate recovery include the scope of Laramie’s ongoing drilling program, which is directly affected by commodity prices, the availability of capital, drilling and production costs, the availability of drilling services and equipment, drilling results, lease expirations, transportation constraints, regulatory approvals and other factors; and actual drilling results, including geological and mechanical factors and recovery rates.

Our Business Platforms

Par Pacific

An Acquistion-Oriented Company

Hawaii Refinery
- 94,000 bpd 5.7 complexity refinery [1]
- 50% distillate yield configuration
- Crudes sourced world-wide



Hawaii Logistics
- Storage capacity of 5.4 million barrels with 27-mile pipeline
- 3 barges delivering products to 8 refined product terminals



Wyoming Refinery
- 18,000 bpd 11.0 [1] complexity refinery, pro-forma for units in process
- 95% clean products yield
- Tailored for Powder River Basin & Bakken crude

Wyoming Logistics
- 140 miles of crude oil gathering systems
- 40 miles of refined products pipeline
- ~650 Mbls of storage capacity


HELE

Retail - Distributor and Marketer of Refined Products
- Gasoline and diesel distributed through 91 locations across Hawaii
- Exclusive provider of 76 and 7-Eleven branded outlets in Hawaii
- Launching *Hele*, a new local brand, this fall; 37 retail stations will be rebranded



Competitive Natural Gas Producer – Laramie Energy
- Average well cost of approximately $1MM delivering 1.8 Bcfe EURs
- In excess of 7,500 drilling locations across 136,000 net acres
- Cash operating costs competitive with low cost basins in the U.S.

(1) *As measured by Nelson Complexity rating.*
(2) *Par Pacific owns 42.3% of Laramie Energy, LLC*

3

4 Growth Opportunity Framework Tier 1 • Refining • Marketing • Midstream & downstream logistics Tier 2 • E&P with Laramie tie-in • Upstream logistics • Gathering systems • Gas processing • Chemical / process businesses Tier 3 • E&P without Laramie tie-in • Oilfield services • Power generation • Non-oil logistics Strategic Factors Existing Competencies NOL Refining System Integration Hawaii Laramie Target acquisitions that generate risk adjusted returns on capital and are accretive to sum of the parts valuation of Par Pacific

Business Platform Overview

6 Refining Unit Capacity (MBPD) Crude Unit 94 Vacuum Distillation Unit 40 Hydrocracker 18 Catalytic Reformer 13 Visbreaker 11 Hydrogen Plant (MMCFD) 18 Naphtha Hydrotreater 13 Cogeneration Turbine Unit 20 MW Hawaii Refinery Asset Highlights  Largest and most complex refinery in Hawaii  Nelson complexity of 5.7  Distillate yield configured for Hawaii demand  Asset location and configuration favorably positioned to benefit from cost-advantaged crude  Anticipated ability to meet environmental and regulatory requirements without material capital expenditures  Identified opportunities to increase throughput and profitability Asset Detail 2016 YTD Crude Sourcing (1) 2016 YTD Yield Profile (1) 45% 4% 13% 6% 33% North America Latin America Africa Asia Middle East Gasoline Distillate Fuel oils Other products41% 23% 9% 27% ____________________ (1) May not sum to 100% due to rounding. Numbers are as of June 30, 2016.

7 Hawaii Refinery Operating Trends Total Sales Volume Production Cost (1) Throughput Volume  Increased refinery throughput generates economies of scale with higher efficiency and lower production cost  On-island demand and refining margin environment are the primary constraints for refinery utilization as:  Enhancing on-island sales improves margin from favorable market pricing and reduced cost of freight  Products export contribution is stronger in favorable market conditions ___________________ (1) Management uses production costs per barrel to evaluate performance and compare efficiency to other companies in the industry. There are a variety of ways to calculate production costs per barrel; different companies within the industry calculate it in different ways. We calculate production costs per barrel by dividing all direct production costs, which include the costs to run the refinery including personnel costs, repair and maintenance costs, insurance, utilities and other miscellaneous costs, by total refining throughput. Our production costs are included in Operating expense (excluding depreciation) on our condensed consolidated statement of operations, which also includes costs related to our bulk marketing operations. (MBbl/d) (MBbl/d) ($ / bbl) $3.91 $5.34 $5.41 $3.88 $2.94 $3.90 $3.51 $3.74 $3.15 0.00 1.50 3.00 4.50 $6.00 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 71 69 66 75 81 73 80 74 78 40 55 70 85 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 70 72 68 82 75 74 76 81 70 40 55 70 85 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16

8 Mid Pacific Crack Spread and Differential ____________________ (1) Company calculation based on a rolling five-year average for the 4-1-2-1 Mid Pacific Crack Spread plus Mid Pacific Crude Differential; three years of data shown for Mid Pacific Crack Spread and Mid Pacific Crude Differential Mid Pacific Crude Differential is calculated as follows: Weighted average differentials, excluding shipping costs, of a blend of crudes with an API of 31.98 and sulphur wt% of 0.65% that is indicative of our typical crude mix quality. Mid Pacific 4.1.2.1 Crack Spread is calculated as follows: Singapore Daily: computed by taking 1 part gasoline (RON 92), 2 parts middle distillates (Sing Jet & Sing Gasoil), and 1 part fuel oil (Sing 180) as created from four barrels of Brent Crude. San Francisco Daily: computed by taking 1 part gasoline (SF Reg Unl), 2 parts middle distillates (SF Jet 54 & SF ULSD), and 1 part fuel oil (SF 180 Waterborne) as created from four barrels of Brent Crude. Daily: computed using a weighted average of 80% Singapore and 20% San Francisco. Month (CMA): computed using all available pr icing days for each marker. Quarter/Year: computed using calendar day weighted CMAs for each marker. Combined Mid Cycle(1) $8.37 -2 0 2 4 6 8 10 $12 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 Mid Pacific Crude Blend 4-1-2-1 Mid Pacific Crack Spread 80% Singapore, 20% San Francisco

9 Leader in Niche Hawaiian Market Hawaii Air Travel(2) ____________________ (1) Source: DBEDT; EIA, including military demand per Par Pacific internal estimates. (2) Source: Number of visitors per DBEDT. (3) Year to date through June 30, 2016. Hawaii Refined Product Demand(1) Hawaii Refinery Yield 2016 YTD(3) 2015 Shortage of available distillate capacity in Hawaii Ability to reconfigure yield based on product demand Air travel to and from Hawaii projected to continue to grow Fuel oil utilized for ~70% of electricity generation (In Thousands) Hawaii Petroleum Use(1) Electricity Production Commercial Aviation Marine Transport Military Use Other 28% 28% 27% 6% 8% 3% Ground Transportation MBbl/d 60 59 72 50 0 8 16 24 32 40 48 56 64 72 80 Other Products Distillate Total Production Total Demand Gasoline Distillate Fuel oils Other products41% 23% 9% 27% Gasoline Distillate Fuel oils Other products44% 23% 6% 27% 7,500 7,800 8,100 8,400 8,700 9,000 9,300 2014 2015 2016E 2017E 2018E 2019E

10 30,000 Bbls 185,000 Bbls 138,000 Bbls 135,000 Bbls 12,000 Bbls Hawaiian Assets Map Asset Highlights Hawaii Logistics  Integrated system enhances flexibility and profitability  Difficult to replicate asset base  Multiple advantages from single point mooring  Increased safety and flexibility  Enhanced distribution capability  Additional uptime from wind and sea conditions Latin America South America North America Middle East Africa Asia Logistics network represents a critical component of Hawaii operations Asset Detail Number of Terminals 8 Crude Storage Capacity (MMBbls) 2.4 Other Storage Capacity (MMBbls) 3.0 Number of Barges 2 Miles of Pipeline 27 ____________________ (1) Figures represent offsite storage amounts. (1) Refinery Terminal Crude Inflows Crude Refined Products Outflows

11 Hawaii Retail Asset Highlights  Extensive footprint across five islands  Mid Pac acquisition significantly expanded scale and operating capabilities  Anticipated continued volume growth from increased retail and distribution network  Several identified opportunities to enhance profitability through continued integration and asset optimization Asset Details 91 locations 91.1MM gallons 22Fee-Owned Sites Retail Segment Fuel Sales (LTM 6/30/16) Company Operated 38Convenience Stores

12 Wyoming Refining Refinery Operations Crude and Product Profile(1) Refinery Asset Detail Refining Unit Capacity (MBPD) Crude Unit 18 Residual Fluid Catalytic Cracker 7 Catalytic Reformer 3 Alkylation 1 Naphtha Hydrotreater 3 Diesel Hydrotreater 6 Isomerization (In Process) 4 Crude Consumed Products Sold  Refinery located in Newcastle, Wyoming  Complex refinery with an estimated Nelson Complexity Index of 11.0 pro-forma for unit in process  Increased processing capacity from 14,000 Bpd to 18,000 bpd with new prefrac and crude units  Completion of isomerization project in the second half of 2016 to drive additional value  Attractive clean product yield over 95% Over $95MM in capital invested by prior owners over the last four years to modernize, expand, and upgrade operations ____________________ (1) Figures represent two year average from 2014 to year end 2015.

13 Wyoming Crack Spread ____________________ (1) Company calculation based on a rolling two and a half year average. Wyoming 3-2-1 Index is calculated as follows: Rapid City Daily: Computed by taking 2 part gasoline and 1 part distillate (ULSD) as created from a barrel of West Texas Intermediate Crude. Denver Daily: Computed by taking 2 part gasoline and 1 part distillate (ULSD) as created from a barrel of West Texas Intermediate Crude. Pricing is based 50% on applicable product pricing in Rapid City, South Dakota, and 50% on applicable product pricing in Denver, Colorado. $0 $5 $10 $15 $20 $25 $30 $35 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 Mid Cycle(1) $21.31

14 Wyoming Logistics Logistics Assets  140-mile crude oil pipeline gathering system providing direct access to Power River Basin crude  Directly connected to the Butte pipeline, allowing for Bakken crude access  40-mile products pipeline feeds into the Magellan Products Line en route to Rapid City, South Dakota  Jet fuel terminal in Rapid City and pipeline connecting to the Ellsworth Air Force Base  650 MBbls of crude and refined product tankage, with expansion opportunities identified  Truck racks and a loading facility at the refinery 7 6 3 2 1 5 4 9 8 10 Powder River Basin Johnson County Campbell County Crook County Weston County Natrona County Carbon County Converse County Platte County Niobrara County Goshen CountyAlban County Casper Terminals Douglas Terminal Garco Refinery Guernsey Terminal Belle Fourche Gathering Genesis Gathering Wyoming Refining Equitable Oil Purchasing Co. Terminal 810280.ai / NY008HT3 Well positioned to benefit from regional development Skull Creek Terminal (CAP 5,000 BBL) Butte Pl. Junction (CAP 30,000 BBL) Mush Creek Station (CAP 8,000 BBL) Fiddler Creek Terminal (CAP 40,000 BBL) Clareton Station (CAP 10,000 BBL) Thunder Creek Station (CAP 10,000 BBL) H A Creek Station (CAP 10,000 BBL) Buck Creek Station (CAP 30,000 BBL) Lane Creek Terminal (CAP 30,000 BBL) Campbell Station 1 2 3 4 5 6 7 8 9 10 Crude Oil Transmission Butte Pipeline Co. Hiland Crude, LLC Platte Pipeline Co. Wyoming Pipeline Company Genesis Transmission Pipeline Crude Oil Gathering Other Operators Belle Fourche Pipeline Company Bridger Pipeline, LLC Genesis Crude Oil, LP Station Locations Crude Oil Refineries/Terminals

15  Anticipate completing majority of 58 uncompleted well inventory with an average net revenue interest of 93% per well  Continue to drive cost improvements  Evaluate adding one or two rig program as CIG prices approach $3.00/MMBtu 2H 2016 Plan Laramie Energy ____________________ Note: Figures may not sum to total due to rounding. (1) Figures for 100% of Laramie Energy. Assumes modest completion activity of $10-20MM in the second half of 2016. Production Profile(1) (MMcfe/d) Drivers of Cost Reduction Unit Costs  G&A spread over a larger base of production  Aggressive field cost management  Benefit from water infrastructure investment  Optimization of available gathering, processing, and transportation (“GPT”) infrastructure

16  Attractive per unit development costs of $0.56 / Mcfe based on drilling and completion costs of $1MM and average EURs of 1.8 Bcfe  Transformative March 2016 acquisition has led to a substantial reduction in operating costs  Experienced management team with a 99% drilling success rate in the Piceance Basin  Over 8,000 Williams Fork drilling locations across 136,000 net acres, 95% held by production  Wet gas production and processing contracts provide exposure to improving NGL markets  Modest leverage and no near-term debt maturities  Majority of existing gas production hedged through December 2018. See Appendix for details. Asset Highlights Laramie Energy Mid Year Reserve Update ____________________ (1) See Appendix for Non-GAAP reconciliation of Laramie Adjusted EBITDAX to the most directly comparable GAAP financial measure. (2) Laramie Debt is non-recourse to Par Pacific and solely guaranteed by a Par Pacific subsidiary that owns Laramie Energy. (3) Calculated by dividing the implied 100% Laramie enterprise value based on Par Pacific Holdings’ carrying value by the 2016 mid-point exit production. Key Statistics(1) Capital Structure as of 6/30/16 Laramie Debt Balance (2) ($MM) 121$ Laramie Preferred Units ($MM) 29$ Laramie Member's Equity ($MM) 436$ 2016 mid-point exit production (MMcfe/d) 135 Gas % 82% Liquids % 18% Net Acres 136,000 Number of Undeveloped Williams Fork Locations 7,500+ Par Pacific Holdings ownership 42.3% Par Pacific Holdings carrying value for 42.3% Stake ($MM) 112.4$ Implied 100% Laramie enterprise value based Par Pacific Holdings carrying value ($MM) 417.5$ Implied value per flowing MMCFED based on 2016 mid-point exit production ($) 3,093$ Q2 2016 Laramie Adjusted EBITDAX (1) ($MM) 9.4$

Financial Overview

18 ($ in millions) ____________________ Note: Adjusted EBITDA is a non-GAAP financial measure. See the Appendix for a reconciliation to the most directly comparable GAAP financial measure. Par Pacific Adjusted EBITDA ($9) ($19) ($28) $47 $22 $31 $34 $23 $5 ($7) -40 -20 0 20 40 $60 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16

19 Capitalization and Maturity Profile ($ in millions) Capitalization Maturity Profile ___________________ Note: Deferred financing costs were previously reported as an asset. However, beginning in 2015 we reported deferred financing costs as a reduction of debt due to a change in GAAP. ($ in millions) Cash & Cash Equivalents Debt: Par Term Loan Retail Term Loan Convertible Senior Notes Convertible Bridge Notes Par Wyoming Term Loan Par Wyoming Revolver Par Wyoming Intermediate Loan Discount and Deferred Financing Costs Total Debt Equity: Book Value of Equity Total Shareholders Equity Total Capitalization (33) As of 8/3/2016 $44 57 102 115 $440 $326 $326 $766 53 58 22 65

20 Net Operating Loss Carryforward Differentiated Asset Relative to Peers Potential to Enhance Cash Flow with Growth Provides a Competitive Advantage for Growth Opportunities $1.4 billion NOL generates potentially significant value for Par Pacific Selected Benefits Illustrative Value to Par ($ in millions) 8.0% 10.0% 12.0% $25 $98 $84 $73 $50 $197 $168 $146 $75 $256 $226 $201 Discount Rate A nn ua l P re -T ax E ar ni ng s (1) ____________________ (1) Assumes $1.4 billion NOL and 35% tax rate.

21 Par Pacific Summary Enterprise Value as of 8/3/2016 Key Statistics ____________________ (1) Represents Par Pacific’s 42.3% share of Laramie Energy. Calculated based on midpoint of 2016E production. (2) 41,178,623 shares of common stock outstanding as of August 3, 2016. Total Adjusted EBITDA includes losses of $7.1 million related to Texadian operations that have been significantly wound down in 2016, and $3.7 million for entry into a settlement agreement to satisfy certain obligations related to the Point Arguello Unit offshore California. Net Operating Loss (NOL) Carryforwards NOL Gross Balance $1,457 Laramie Energy (Par Pacific Holdings investment) Investment Book Value $112 2016 mid point exit production (MMcfe/d) (1) 57 ($ in millions, except per share data) Refining Logistics Retail Corporate & Other Total Adjusted EBITDA Adjusted EBITDA LTM Jun '16 (53) 32 26 $51 $56 Closing Share Price $15.51 Shares Outstanding (2) 41 Market Capitalization $639 Debt 440 Cash (44) Net Debt 396 Total Enterprise Value $1,035

22 Contact Information Par Pacific Holdings, Inc. (NYSE MKT: PARR) 800 Gessner Road, Suite 875 Houston, TX 77024 (281) 899-4800 www.parpacific.com Christine Laborde Director, Investor Relations claborde@parpacific.com (832) 916-3396

Appendix

24 Laramie Energy Hedging Program 2H 2016 2017 2018 NYMEX Fixed Price Swap Hedged Volume (Mcf/day) 92,169 83,240 75,072 Average Floor Price ($/Mcf) $2.605 $2.605 $2.605 CIG Basis Swap Volume Hedged (Mcf/day) 92,169 83,240 75,072 Average CIG Differential to NYMEX ($0.272) ($0.267) ($0.259) NGL Hedges Propane (gal/day) 37,000 -- -- Propane ($/gal) $0.465 Pentane (gal/day) 11,500 -- -- Pentane Floor Price ($/gal) $0.850 -- --

Laramie Energy Reserves Update

Par Pacific

Estimated Reserves and PV10 Summary – 100% of Laramie Energy

SEC Price Deck and Parameters

	GAS (BCF)	OIL (MMBO)	NGL (MMBO)	Total (Bcfe) (1)	PV10 (3) ($ MM)	PV20 (3) ($ MM)
PDP	295	1	8	351	$ 144	$ 107
PDBP / PDNP	77	0	2	93	$ 26	$ 14
PUD	69	0	2	85	$ 5	$ (7)
Total Proved (1P)	**442**	**1**	**13**	**529**	**$ 176**	**$ 114**
Probable	-	-	-	-	$ -	$ -
Total Proved + Probable (2P)	**442**	**1**	**13**	**529**	**$ 176**	**$ 114**

NYMEX 6/30/16 Price Deck and Parameters

	GAS (BCF)	OIL (MMBO)	NGL'S (MMBO)	Total (Bcfe) (1)	PV10 (2) ($ MM)	PV20 (2) ($ MM)
PDP	357	1	10	421	$ 307	$ 217
PDBP / PDNP	89	0.4	3	107	$ 67	$ 39
PUD	471	2	13	559	$ 173	$ 47
Total Proved (1P)	**916**	**3**	**25**	**1,087**	**$ 546**	**$ 304**
Probable	5,946	20	174	7,111	$ 1,691	$ 400
Total Proved + Probable (2P)	**6,862**	**24**	**199**	**8,198**	**$ 2,237**	**$ 704**

Pricing Summary

Weighted Average Pricing	6/30/16 SEC Pricing	6/30/16 NYMEX Strip Pricing
WTI Oil Price ($/Bbl)	$43.18	$55.62
NYMEX Gas ($/MMBTU)	$2.33	$3.15
Natural Gas Liquids ($/Bbl)	$10.90	$15.07

Assumed Strip Pricing	NYMEX Gas ($/MMBTU)		Condensate ($/BBL)	
Average Annual Price	YE15 NYMEX	6/30/16 NYMEX	YE15 NYMEX	6/30/16 NYMEX
2016	$2.49	$3.02	$40.45	$49.45
2017	$2.79	$3.18	$46.06	$52.17
2018	$2.91	$3.02	$49.36	$53.69
2019	$3.03	$3.00	$51.96	$54.60
2020	$3.18	$3.06	$53.64	$55.43
Thereafter	$3.18	$3.19	$53.64	$56.22

Note: Par Pacific Holdings owns 42.3% of Laramie Energy, LLC

(1) *NGLs and Oil converted to gas based on 6:1 ratio*

(2) *Based on NYMEX strip pricing as of June 30, 2016 held flat after five years also adjusted for CIG basis of ($0.24). See "Non-GAAP PV10 and PV20 Disclosure" for additional discussion.*

(3) *Based on SEC pricing as of June 30, 2016. See "Non-GAAP PV10 and PV20 Disclosure" for additional discussion.*

25

26 810415_1.wor - NY008HT3 MESA RIO BLANCO GARFIELD Collbranll rollb anllll rro lb anlo lb an De Beque que que que SiltiltilililttilililRiflelfRi lellffRiRi lelle New Castlelt Cas lelltt C Cas lelas le Battlement Mesal tt tle en esal l tt ttt tle en esal le en esa Palisadelialisadelilialisadelialisade CliftonftCli onftftCliCli onon Fruitvalei lr tF ui valei li lr tr tF ui valei lF ui vale Redlandsldlandslldlandsldlands Rangelylngelyllngelylngely Meekerreekerreekeeeke Fruitair tF ui aiir tr tF ui aiF ui a Laramie Energy Acreage 810415_1.w or - NY008HT3 Adams Elbert Lake Eagle Pitkin Weld Jackson Garfield Rio Blanco Costilla Las Animas Moffat Routt Lincoln Washington Kiowa BentOtero Pueblo Custer Huerfano Alamosa Rio Grande Hinsdale Ouray San Juan San Miguel La Plata Dolores Montezuma Montrose Delta Chaffee Gunnison Mesa Nebraskarrreb aska New Mexico i i ie exico i Wyomingiiiyo ingi Coloradol rll rrolo adol Utahtttah Denver Cheyenne Arapahoe Archuleta Baca Boulder Cheyenne Conejos Crowley El Paso Fremont Grand Kit Carson Larimer Logan Mineral Morgan Park Phill ips Prowers Saguache Sedgwick Teller Yuma Colorado All of Laramie's acreage is located in Rio Blanco, Garfield and Mesa Counties, Colorado  North Area - Rio Blanco County  Central Area - Garfield County  South Area - Collbran, Mesa County  Over 23,000 net mineral acres  Over 26,000 fee surface acres Laramie’s Core Acreage North Central South Lease Acreage: 70 70 Garfield Mesa Rio Blanco Net Co. Net Net Co. Net Net Co. Net % 2016 280 280 1,553 1,547 0 0 1.3% 2017 242 242 2,115 2,115 0 0 1.7% 2018 0 0 0 0 480 480 0.4% 2019 0 0 3 3 2,286 457 0.3% 2020 3,712 742 97 97 80 16 0.6% Totals 4,234 1,264 3,768 3,762 2,846 953 4.4% Acreage Expiration Summary

27 Capitalization Detail ($ in millions) Facility Borrower Amount Outstanding (8/3/2016) Undrawn Amount Amortization Maturity Interest Rate Par Term Loan Par $56.9 - NA 7/11/2018 10.00% (12.00% PIK) Retail Term Loan Retail $102.5 - 10-Year 12/17/2022 L + 3.00% Retail Revolver Retail - $5.0 NA 12/17/2020 L + 3.00% Convertible Senior Notes Par $115.0 - NA 6/21/2021 5.00% Convertible Bridge Notes Par $52.6 - NA 10/12/2016 2.50% Par Wyoming Term Loan Wyoming Refining $58.0 - NA 4/30/2018 L + 3.00% Par Wyoming Revolver Wyoming Refining $22.0 $8.0 NA 4/30/2018 L + 2.25% Wyoming Intermediate Loan Par WY Holdings $65.0 - NA 7/14/2021 L + 9.5% (L + 13% PIK)* *LIBOR or 1.0%, whichever is greater

Non-GAAP Financial Measures

Par Pacific

Consolidated Adjusted EBITDA and Adjusted Net Income (Loss) Reconciliation[1]

(in thousands)

	2014				2015				2016	
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2
Net income (loss)	($14,568)	($24,677)	($39,456)	$31,660	$462	$11,723	$14,740	$ (66,836)	$ (18,673)	$ (13,088)
Adjustments to Net income (loss):										
Unrealized loss (gain) on derivatives	(149)	191	-	(698)	2,406	(1,980)	4,360	6,110	992	(8,406)
Acquisition and integration expense	2,851	2,419	3,856	2,561	1,061	470	280	195	671	845
Release of tax valuation allowance	-	-	-	-	-	(18,585)	295	1,531	-	(8,573)
Loss on termination of financing agreements	-	-	-	1,788	-	19,229	-	440	-	-
Change in value of common stock warrants	(1,577)	(140)	(2,401)	(315)	5,022	(3,313)	1,023	932	(1,644)	(1,176)
Change in value of contingent consideration	(2,465)	(2,297)	(996)	2,909	4,929	9,495	4,255	(229)	(6,176)	(3,552)
Inventory valuation adjustment	-	-	-	2,444	(2,179)	44	(10,762)	19,586	18,322	(1,059)
Impairment expense	-	-	-	-	-	-	9,639	-	-	-
Adjusted Net Income (loss)	($15,908)	($24,504)	($38,373)	$40,349	$11,701	$17,083	$23,830	($38,271)	($6,508)	($35,009)
Depreciation, depletion and amortization	3,061	3,290	3,918	4,628	3,251	5,005	4,596	7,066	5,095	5,100
Interest expense and financing costs, net	3,507	3,397	7,076	4,015	5,557	5,825	4,387	4,387	4,613	6,106
Equity losses from Laramie Energy, LLC	221	(760)	(835)	(1,475)	1,826	2,950	1,355	49,852	1,871	16,948
Income tax expense (benefit)	35	2	(150)	(342)	65	(22)	174	(246)	336	89
Adjusted EBITDA	($9,084)	($18,575)	($28,364)	$47,175	$22,400	$30,841	$34,342	$22,788	$5,407	($6,766)

(1) We believe Adjusted Net Income (Loss) and Adjusted EBITDA are useful supplemental financial measures that allow investors to assess: (1) The financial performance of our assets without regard to financing methods, capital structure or historical cost basis. (2) The ability of our assets to generate cash to pay interest on our indebtedness, and (3) Our operating performance and return on invested capital as compared to other companies without regard to financing methods and capital structure. Adjusted Net Income (Loss) and Adjusted EBITDA should not be considered in isolation or as a substitute for operating income (loss), net income (loss), cash flows provided by operating, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP. Adjusted Net Income (Loss) and Adjusted EBITDA presented by other companies may not be comparable to our presentation as other companies may define these terms differently.

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29 Non-GAAP Financial Measures Consolidated Adjusted EBITDA Reconciliation (1) For the twelve months ended June 30, 2016 (in thousands) _____________________________________________ (1) Refer to description of Adjusted Net Income (Loss) and Adjusted EBITDA on the previous slide. Net income (loss) (83,857)$ Adjustments to Net income (loss): Unrealized loss (gain) on derivatives 3,056 Acquisition and integration expense 1,991 (6,747) Loss on termination of financing agreements 440 Change in value of common stock warrants (865) Change in value of contingent consideration (5,702) Inventory valuation adjustment 26,087 Impairment expense 9,639 Adjusted Net Income (loss) (55,958)$ Depreciation, depletion and amortization 21,857 Interest expense and financing costs, net 19,493 Equity losses from Laramie Energy, LLC 70,026 Income tax expense (benefit) 353 Adjusted EBITDA $55,771 Release of tax valuation allowance

30 Non-GAAP Financial Measures Adjusted EBITDA by Segment Reconciliation(1) (in thousands) Refining Retail Logistics Corporate, Texadian and Other Operating income (loss) 11,513$ 25,790$ 22,068$ (66,209)$ Depreciation, depletion and amortization 9,678 6,270 3,538 2,372 Unrealized loss (gain) on derivatives 4,043 - - (987) Inventory valuation adjustment 25,938 - - 147 Acquisition and Integration expense - - - 1,991 Impairment expense - - - 9,639 Adjusted EBITDA 51,172$ 32,060$ 25,606$ (53,047)$ Twelve months ended June 30, 2016 _____________________________________________ (1) Adjusted EBITDA by segment is defined as operating income (loss) by segment excluding unrealized (gains) losses on derivatives, inventory valuation adjustment, acquisition and integration expense, impairment expense, and depreciation, depletion and amortization expense. We believe Adjusted EBITDA by segment is a useful supplemental financial measure to evaluate the economic performance of our segments without regard to financing methods, capital structure or historical cost basis. Adjusted EBITDA by segment presented by other companies may not be comparable to our presentation as other companies may define these terms differently.

31 Laramie Energy Adjusted EBITDAX (in thousands) Note: We believe Laramie’s Adjusted EBITDAX is a useful supplemental financial measure because it allows investors to more effectively evaluate Laramie’s operating performance as compared other companies without regard to financing methods and capital structure. Adjusted EBITDAX is also a material component used in measuring compliance with the covenants contained in Laramie’s existing credit agreement. Laramie excludes the items listed above from net income (loss) in arriving at Adjusted EBITDAX because these amounts can vary substantially from company to company within the oil and gas industry depending upon, among other things, accounting methods and capital structures. Adjusted EBITDAX excludes the effect of bonus accrual, equity-based compensation expense, and abandoned property and expired lease expense and therefore differs from Non-GAAP financial measures used by Par that do not exclude the effects of these items. Adjusted EBITDAX should not be considered in isolation or as a substitute for operating income (loss), net income (loss), or other income or cash flow statement data prepared in accordance with GAAP. Adjusted EBITDAX presented by other companies may not be comparable to Laramie’s presentation as other companies may define terms differently. 2015 2016 Net loss (9,329)$ (43,660)$ Commodity derivative losses 548 29,278 Gains on settled derivative instruments 3,088 6,235 Interest expense 471 1,130 Non-cash preferred dividend - 908 Depreciation, depletion, amortization, and accretion 8,508 13,366 Exploration expense 22 26 Bonus accrual 416 249 Equity-based compensation expense - 1,926 Disposal of assets (gain) loss (3) (14) Abandoned property and expired leases 1 - Adjusted EBITDAX 3,722$ 9,444$ Three months ended

32 Non-GAAP PV10 and PV-20 Disclosure Non-GAAP PV10 and PV20 Disclosure PV10 and PV20 are considered non-GAAP financial measures under SEC regulations because they do not include the effects of future income taxes, as is required in computing the standardized measure of discounted future net cash flows. However, our PV10/PV20 and our standardized measure of discounted future net cash flows are equivalent as we do not project to be taxable or pay cash income taxes based on our available tax assets and additional tax assets generated in the development of reserves because the tax basis of our oil and gas properties and NOL carryforwards exceeds the amount of discounted future net earnings. PV10/PV20 should not be considered a substitute for, or superior to, measures prepared in accordance with U.S. generally accepted accounting principles. We believe that PV10 and PV20 are important measures that can be used to evaluate the relative significance of our natural gas and oil properties to other companies and that PV10 and PV20 are widely used by securities analysts and investors when evaluating oil and gas companies. PV10 and PV20 computed on the same basis as the standardized measure of discounted future net cash flows but without deducting income taxes.